SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 24, 2011

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York, New York  10043
(Address of principal executive offices)   (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated May 17, 2011, among the Company and the underwriters named therein, relating to the offer and sale of the Company’s Floating Rate Notes due May 24, 2016.

4.01	Form of Note for the Company’s Floating Rate Notes due May 24, 2016.

5.01	Opinion of Michael J. Tarpley, Esq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2011	CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
Charles E. Wainhouse
Assistant Treasurer